                                                               Exhibit (a)(1)(B)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                         KLLM TRANSPORT SERVICES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED JUNE 2, 2000
                                       BY
                     HIGH ROAD ACQUISITION SUBSIDIARY CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                          HIGH ROAD ACQUISITION CORP.

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                     NEW YORK CITY TIME ON JUNE 29, 2000,
                         UNLESS THE OFFER IS EXTENDED.


                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

                                   Facsimile:

                                  212-701-7636

                             Confirm by Telephone:

                                  212-701-7624

                BY MAIL:                      BY HAND/OVERNIGHT DELIVERY:

          Wall Street Station                       Receive Window
             P.O. Box 1023                         Wall Street Plaza
              New York, NY                          88 Pine Street
               10268-1023                             19th Floor
                                                     New York, NY
                                                        10005

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders, if certificates for Shares (as such term is defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of Harris Trust Company of New York, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders who deliver Shares are referred to herein as "Certificate Stockholders."

     Holders of Shares whose certificates for such Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 3 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                                   DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------------
NAME(S) & ADDRESS(ES) OF REGISTERED HOLDER(S)                              SHARE(S) CERTIFICATE(S) AND SHARE(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS                                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
NAME(S) APPEAR(S) ON CERTIFICATE(S))
--------------------------------------------------------------------------------------------------------------------------------
                                                               SHARE                     TOTAL NUMBER                 NUMBER OF
                                                            CERTIFICATE                   OF SHARES                    SHARES
                                                             NUMBER(S)*                 REPRESENTED BY               TENDERED**
                                                                                       CERTIFICATE(S)*
--------------------------------------------------------------------------------------------------------------------------------
                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------

                                                       -------------------------------------------------------------------------
                                                       Total Shares
--------------------------------------------------------------------------------------------------------------------------------
   *   Need not be completed by Book-Entry Stockholders.
   **  Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
---------------------------------------------------------------------------------------------------------------------------------

[_] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
                                 --------------------------------------------

    Account Number                    Transaction Code Number
                  -------------------                        ----------------

[_] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s):
                                   --------------------------------------

    Window Ticket Number (if any):
                                  ---------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
                                                       ------------------

    Name of Institution that Guaranteed Delivery:
                                                 ------------------------

    Account Number                    Transaction Code Number
                  -------------------                        ------------

                    NOTE:  SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to High Road Acquisition Corp., a Delaware corporation ("Purchaser"), which is a wholly owned subsidiary of High Road Acquisition Corp., a Delaware corporation ("Parent"), the above-described shares of Common Stock, par value $1.00 per share (the "Common Stock"), of KLLM Transport Services, Inc., a Delaware corporation (the "Company"), and the associated preferred stock purchase rights (the "Rights") issued pursuant to the Stockholder Protection Rights Agreement, dated as of February 13, 1997 (the "Rights Agreement"), between the Company and Harris Trust and Savings Bank, as successor Rights Agent (the Common Stock and the Rights together are referred to herein as the "Shares") pursuant to Purchaser's offer to purchase all of the outstanding Shares at a purchase price of $8.05 per Share net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated June 2, 2000 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more corporations directly or indirectly owned by Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, receipt of which is hereby acknowledged.

     Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions (including additional Shares) or rights declared, paid or issued with respect to the tendered Shares on or after the date hereof and payable or distributable to the undersigned on a date prior to the transfer to the name of Purchaser or nominee or transferee of Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares (and any and all Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned irrevocably appoints designees of Purchaser as such stockholder's attorney-in-fact and proxy, with full power of substitution, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by Purchaser and with respect to any and all other shares or other securities issued or issuable in respect of such Shares on or after the date hereof. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's payment for such Shares Purchaser must be able to exercise full voting rights with respect to such Shares.

     The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any and all Distributions) tendered hereby and (b) that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the Shares complies with Rule 14e-4 under the Exchange Act and that when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares (and any and all Distributions), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect to the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance or appropriate assurance thereof, Purchaser will be, subject to applicable law, entitled to all rights and privileges as the owner of any such Distribution and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by Purchaser pursuant to the Offer, may also be withdrawn at any time after August 1, 2000. See Section 4 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation that the undersigned owns the Shares being tendered. Without limiting the foregoing, if the price to be paid in the Offer is amended, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," the check will be issued for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment will be issued or returned in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) will be mailed to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that either the Special Delivery Instructions and/or the Special Payment Instructions are completed, the check will be issued for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment will be returned in the name of, and such check and/or such certificates delivered to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," any Shares tendered herewith by book-entry transfer that are not accepted for payment will be credited to the account at the Book-Entry Transfer Facility (as defined herein) designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

          SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
        (See Instructions 1, 5, 6 and 7)                                (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificate(s) for Shares not        To be completed ONLY if certificate(s) for Shares not
tendered or not accepted for payment and/or the check        tendered or not accepted for payment and/or the check
for the purchase price of Shares accepted for payment        for the purchase price of Shares accepted for payment
are to be issued in the name of someone other than the       are to be sent to someone other than the undersigned or
undersigned or if Shares tendered by book-entry              to the undersigned at an address other than that shown
transfer which are not accepted for payment are to be        above.
returned by credit to an account maintained at a Book-
Entry Transfer Facility.
                                                             MAIL:      [_] check      [_] certificates to:
Issue:       [_] check     [_] certificates to:

Name                                                         Name
    ---------------------------------------------                ---------------------------------------------
                   (Please Print)                                                (Please Print)

Address                                                      Address
       ------------------------------------------                   ------------------------------------------
                                                                               (Include Zip Code)

--------------------------------------------------
               (Include Zip Code)

---------------------------------------------------
        (Tax Id. or Social Security No.)
           (See Substitute Form W-9)

[_] Credit Shares tendered by book-entry transfer that are not accepted for payment to _____________.


----------------------------------------------------
        (________________ Account No.)

                                   SIGN HERE
                        AND COMPLETE SUBSTITUTE FORM W-9


SIGN HERE
         -----------------------------------------------------------------

SIGN HERE
         -----------------------------------------------------------------

Dated:          , 2000
      ----------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate for Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
       ---------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                     -------------------------------------------------------

Address
       ---------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              ----------------------------------------------

Tax Identification or Social Security Number
                                            --------------------------------


                          COMPLETE SUBSTITUTE FORM W-9

                           Guarantee of Signature(s)
                           (See Instructions 1 and 5)


Authorized Signature
                    --------------------------------------------------------

Name
    ------------------------------------------------------------------------

Name of Firm
            ----------------------------------------------------------------
                                 (Please Print)

Address
       ---------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number
                              ----------------------------------------------
Dated                   ,2000
     -------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares or Rights) of Shares and Rights tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares or Rights are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by stockholders of the Company either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth herein and in Section 3 of the Offer to Purchase. For a stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or facsimile thereof), together with any required signature guarantees or an Agent's Message (in connection with book-entry transfer) and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and in Section 3 of the Offer to Purchase.

     Stockholders will be required to tender one Right (subject to adjustment) for each Share tendered in order to effect a valid tender of Shares. Accordingly, stockholders who sell their Rights separately from their Shares and do not otherwise acquire Rights may not be able to satisfy the requirements of the Offer for a valid tender of Shares. Unless separate certificates representing the Rights are issued, a tender of Shares will also constitute a tender of the associated Rights.

     Rights are presently evidenced by the certificates for the Common Stock and the tender by a stockholder of such stockholder's shares of Common Stock will also constitute a tender of the associated Rights. However, after a Separation Time (as defined in the Rights Agreement), upon request, the Rights Agent will send to each record holder of Shares as of the close of business on the Separation Time a Rights certificate evidencing one Right for each share of Common Stock held. Pursuant to the Offer, no separate payment will be made by Purchaser for the Rights. If separate certificates representing the Rights are issued to holders of Common Stock prior to the time a holder's Shares are tendered pursuant to the Offer, certificates representing a number of Rights equal to the number of shares of Common Stock tendered must be delivered to the Depositary, or, if available, a Book-Entry Confirmation received by the Depositary with respect thereto, in order for such shares of Common Stock to be validly tendered. If the Separation Time occurs and separate certificates representing the Rights are not distributed prior to the time shares of Common Stock are tendered pursuant to the Offer, Rights may be tendered prior to a stockholder receiving the certificates for Rights by use of the guaranteed delivery procedure described below. A tender of shares of Common Stock constitutes an agreement by the tendering stockholder to deliver certificates representing all Rights formerly associated with the number of shares of Common Stock tendered pursuant to the Offer to the Depositary prior to expiration of the period permitted by such guaranteed delivery procedures for delivery of certificates for, or a Book-Entry Confirmation with respect to Rights (the "Rights Delivery Period"). However, after expiration of the Rights Delivery Period, Purchaser may elect to reject as invalid a tender of shares of Common Stock with respect to which certificates for, or a Book-Entry Confirmation with respect to, the number of Rights required to be tendered with such Common Stock have not been received by the Depositary. Nevertheless, Purchaser will be entitled to accept for payment shares of Common Stock tendered by a stockholder prior to receipt of the certificate for the Rights required to be tendered with such shares of Common Stock, or a Book-Entry Confirmation with respect to such Rights, and either (a) subject to complying with applicable rules and regulations of the SEC, withhold payment for such shares of Common Stock pending receipt of the certificate for, or a Book-Entry Confirmation with respect to, such Rights or (b) make payment for shares of Common Stock accepted for payment pending receipt of the certificates for, or a Book-Entry Confirmation with respect to, such Rights in reliance upon the agreement of a tendering stockholder to deliver Rights pursuant to such guaranteed delivery procedures. Any determination by Purchaser to make payment for shares of Common Stock in reliance upon such agreement and such guaranteed delivery procedures or, after expiration of the Rights Delivery Period, to reject a tender as invalid will be made in the sole and absolute discretion of Purchaser.

     Stockholders whose certificates for Shares (or Rights, if applicable) are not immediately available, including because certificates for Rights have not yet been distributed by the Rights Agent, or who cannot delivery their certificates for Shares (or Rights if applicable) and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and in
Section 3 of the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq Stock Market is open for business.

     The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against the participant.

     The signatures on this Letter of Transmittal cover the Shares and Rights tendered hereby.

     THE METHOD OF DELIVERY OF SHARES, RIGHTS, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering stockholders, by executing this Letter of Transmittal (or facsimile thereof) waive any right to receive any notice of acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. (Not Applicable to Book-Entry Stockholders) If fewer than all the Shares evidenced by any Share certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box
entitled "Number of Shares Tendered."   In such cases, new certificates for the
remainder of Shares that were evidenced by your old certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All shares represented by Share certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5.   SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.
If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Share certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If certificates for Rights have been distributed to holders of Shares, such holders are required to tender Rights equal to the number of Shares tendered in order to effect a valid tender of such Shares. It is necessary that stockholders follow all signature requirements of this Instruction 5 with respect to the Rights in order to tender such Rights. Prior to a Separation Time, a valid tender of Shares will constitute a tender of the associated Rights.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

     EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at a Book Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions." If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. WAIVER OF CONDITIONS. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) Purchaser reserves the right in its sole discretion to waive, at any time or from time to time, any of the specified conditions of the Offer (other than the Minimum Condition and the Antitrust Condition (each as defined in the Offer to Purchase), which waiver requires the Company's consent) in whole or in part in the case of any Shares tendered.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.

     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute form W-9" for additional guidance on which number to report.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.


                                           PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK
---------------------------------------------------------------------------------------------------------------------------------
Substitute                      Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND             Social Security Number
                                CERTIFY BY SIGNING AND DATING BELOW:                                            or
Form W-9                                                                                          Employer Identification Number

                                                                                                 --------------------------------

DEPARTMENT OF THE               PART 2 -- Certification -- Under the penalties of perjury, I certify that:
TREASURY INTERNAL               (1)  The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for
REVENUE SERVICE.                a number to be issued to me), and
                                (2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b)
PAYEE'S REQUEST FOR             I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup
TAXPAYER IDENTIFICATION         withholding as a result of a failure to report all interest or dividends, or (c) the IRS has
NUMBER ("TIN")                  notified me that I am no longer subject to backup withholding.

                                CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were not subject to backup withholding, do not cross out such item (2).
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Part 3 --
                                Signature
SIGN HERE                                           -------------------------------------               Awaiting TIN [_]
                                Date                  , 2000
                                     -----------------
--------------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                     IN PART 3 OF THE SUBSTITUTE FORM W-9.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

Signature                                     Date                   , 2000
         ----------------------------------        ------------------

   Questions and requests for assistance or additional copies of the Offer to Purchase, the Letter of Transmittal and other tender offer materials may be directed to the Information Agent at the location and telephone numbers set forth below:


                    The Information Agent for the Offer is:

                         [GEORGESON LOGO APPEARS HERE]



                          17 State Street, 10th Floor
                              New York, NY  10004
                 Banks and Brokers Call Collect (212) 440-9800
                    All Others Call Toll-Free (800) 223-2064



June 2, 2000

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